State Street Target Retirement 2035 Fund
Class A (SSBZX) Class I (SSCJX) Class K (SSCKX)
Summary Prospectus – April 30, 2018
Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:
http://www.ssgafunds.com
You may also get this information at no cost by calling (800) 997-7327, by sending an e-mail request to Fund_Inquiry@ssga.com, or by writing to the fund, c/o State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of the State Street Target Retirement 2035 Fund (the “Target Retirement 2035 Fund” or the “Fund”) is to seek capital growth and income over the long term.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). You may qualify for sales charge discounts on purchases of Class A shares if you agree to invest in the future, or if you and your family currently invest, at least $100,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in Choosing a Share Class – Reducing Your Class A Sales Charge on page 128 of the Fund's Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class I	Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class K
Management Fee	0.05%	0.05%	0.05%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses[2]	0.32%	0.32%	0.12%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.67%	0.42%	0.22%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.58%	0.33%	0.13%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	Other Expenses have been restated to reflect current fees for Class A and Class I shares.

[3]	The Fund's investment adviser is contractually obligated until April 30, 2019 (i) to waive up to the full amount of the advisory fee payable by the Fund and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.13% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to April 30, 2019 except with the approval of the Fund's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$507	$646	$798	$1,239
Class I	$ 34	$126	$226	$ 521
Class K	$ 13	$ 62	$115	$ 271
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, manages the Target Retirement 2035 Fund using a proprietary asset allocation strategy. The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in a wide variety of asset classes, including equity and fixed-income securities of issuers anywhere in the world, including emerging markets investments, and including, among others, high yield, commodity, and real estate investments. The Underlying Funds may invest in obligations of domestic U.S. issuers, non-U.S. issuers, or both.
The Fund is intended for investors expecting to retire around the year 2035 and who are likely to stop making new investments in the Fund at that time. The Fund is designed for an investor who plans to withdraw the value of the investor's account gradually following that date. The Adviser seeks to optimize the Fund's “glide path” for the wealth accumulation, wealth preservation, and income generation phases of retirement planning and includes adjustments in the critical years immediately preceding and following the retirement date. For example, a Fund with a target retirement date far into the future will typically invest a greater portion of its assets in asset classes with higher risk profiles and the potential for higher returns. As the target date for a Fund approaches, the Adviser will adjust the asset allocation and risk profile of the Fund – its glide path – to what is generally seen to be a more conservative approach to reduce (but not to eliminate) risk by increasing the allocation to asset classes that have historically been subject to lower levels of volatility. A fund intended for investors who have already achieved retirement age would typically invest a greater portion of its assets in bonds and cash items, with a relatively smaller allocation to equity securities.
The Underlying Funds employ a wide array of investment styles. For example, the Underlying Funds can buy and sell common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, commodities, real estate and money market instruments. They may hold U.S. or non-U.S. investments. The Underlying Funds may use derivative instruments of any kind, including futures contracts, forward currency contracts, credit default swaps, interest rate swaps and commodities-related derivatives. Derivatives may be used by an Underlying Fund for hedging or risk management purposes, as a substitute for direct investment, or otherwise to seek to enhance the Underlying Fund's total return.

The glide path depicted in the chart below shows how the Fund's strategic target allocations among asset classes are expected generally to place more emphasis on fixed income investments and less on equity investments as the target retirement date approaches.
The glide path shows the Fund's long term strategic target allocations. The Fund's actual allocations may differ. The Adviser periodically reviews the Fund's target asset allocations and may, at any time, in its discretion, change the target asset allocations or deviate from the target asset allocations. The glide path is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.
The following table shows the Fund's strategic target allocations to the Underlying Funds as of the date of this Prospectus.
Underlying Funds	Target Retirement 2035 Fund
State Street Equity 500 Index II Portfolio	37.023%
State Street Small/Mid Cap Equity Index Portfolio	12.377%
State Street Global Equity ex-U.S. Index Portfolio	30.600%
State Street Aggregate Bond Index Portfolio	10.000%
SPDR Bloomberg Barclays TIPS ETF	0.000%
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	0.000%
SPDR Bloomberg Barclays High Yield Bond ETF	0.000%
SPDR Dow Jones Global Real Estate ETF	0.000%
SPDR Portfolio Long Term Treasury ETF	10.000%
SPDR Portfolio Short Term Treasury ETF	0.000%
SPDR Portfolio Short Term Corporate Bond ETF	0.000%

The Fund's actual allocations are expected to differ over time. The Adviser periodically reviews the Fund's target allocations to underlying investment options and may, at any time, in its discretion, change the target allocations or deviate from the target allocations. The Adviser may modify the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. The table is presented for illustrative purposes only. More current information regarding the Fund's allocations may be available on its website:  www.ssgafunds.com.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate portfolio growth or income at and through your retirement. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both. The risks described below may arise out of the Fund's direct investments or the Fund's investments in one or more of the Underlying Funds. All or a portion of the Underlying Funds are managed pursuant to a passive investment strategy, while the Fund is managed pursuant to an active investment strategy. You will find additional information about each Underlying Fund's risks in its prospectus and SAI.
In addition, the Fund is subject to the following risks:
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Commodities Risk: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of Fund Shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the

Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the values of a fund's assets can decline.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated by the Adviser.
IPO Risk: The Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and the Fund may lose money on an investment in such securities. IPO investments in which other clients of the Adviser invest may not be made available to the Fund.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Longevity Risk: This is the risk that you will outlive your retirement assets.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, mortgage- and asset-backed securities may be called or pre-

paid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
REIT Risk: REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Risk of Investment in Other Pools: When the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Small-, Mid- and Micro-Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant vola-

tility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Target Date Assumptions Risk: This is the risk that assumptions and forecasts used by the Adviser in developing the Fund's asset allocation glide path are not in line with actual future investment returns and participant savings activities, which could result in losses near, at, or after the target date year or could result in the Fund not providing adequate income at and through retirement.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
When-Issued, TBA and Delayed Delivery Securities Risk: The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. would impose mandatory margin requirements for certain types of when-issued, TBA delayed delivery or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with those of a broad measure of market performance and those of a composite of accounts with similar investment objectives (the “Composite Index”). The Composite Index is a custom composite which comprises each index tracked by the Underlying Funds of the Fund. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors and that measures the performance of the large-cap sector of the market. The bar chart shows how the Class A shares' returns have varied for each full calendar year shown. The effect of sales charges, applicable to Class A shares only, is not reflected in the bar chart; if these amounts were reflected, returns would be lower. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 997-7327 or by visiting our website at  www.ssgafunds.com.
Annual Total Returns (years ended 12/31)
Highest Quarterly Return: 5.27% (Q1, 2017)
Lowest Quarterly Return: -7.06% (Q3, 2015)
Average Annual Total Returns (for periods ended 12/31/17)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
State Street Target Retirement 2035 Fund	One Year	Since Inception	Inception Date
Class A			9/30/2014
Return Before Taxes	13.99%	6.67%
Return After Taxes on Distributions	13.31%	6.12%
Return After Taxes on Distributions and Sale of Fund Shares	8.26%	5.02%
Class I	19.56%	8.41%	9/30/2014
Class K	19.73%	8.50%	9/30/2014
State Street Target Retirement 2035 Composite Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	19.83%	8.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	12.13%
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The professionals primarily responsible for the day-to-day management of the Fund are Charles McGinn and Michael Narkiewicz. Mr. McGinn has served as a portfolio manager of the Fund since inception in 2014 and Mr. Narkiewicz has served as a portfolio manager of the Fund since 2018.
Charles McGinn is a Vice President of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 1998.
Michael Narkiewicz is a Principal of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2013.

Purchase and Sale of Fund Shares
Purchase Minimums
Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	$1,000,000
To add to an existing account	None
Class K
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021-2809
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc.) at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.

SSIT2035SUMPRO